UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 21, 2005

Integrity Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	333-95335 (Commission File No.)	58-2508612 (IRS Employer Identification No.)

11140 State Bridge Road, Alpharetta, Georgia 30022

(Address of Principal Executive Offices, including Zip Code)

(770) 777-0324

(Registrant’s Telephone Number, including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

EX-99.1 PRESS RELEASE DATED JANUARY 21,2005

Item 2.02. Results of Operations and Financial Condition.

     On January 21, 2005 Integrity Bancshares, Inc. (the “Registrant”) announced financial results for the quarter and year ended December 31, 2004. A copy of the press release announcing the Registrant’s results for the quarter and year ended December 31, 2004 is attached hereto as Exhibit 99.1.

     The information set forth above, including exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific references in such filings.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     99.1 Press Release of Registrant, dated January 21, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 21, 2005	INTEGRITY BANCSHARES, INC.

	By:	/s/ Steven M. Skow

Steven M. Skow
Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Document
99.1	Press Release of Registrant, dated January 21, 2005